UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 16, 2023

(Date of earliest event reported)

FEDNAT HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Florida	000-25001	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 East Broward Boulevard, Suite 700 Fort Lauderdale, FL	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 293-2532

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	FNHC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountants

FedNat Holding Company (the “Company”) previously reported in a Form 8-K filed on July 28, 2022 (the “Original Form 8-K”) that the Company’s Audit Committee of the Board of Directors approved the engagement of Plante & Moran, PLLC (“Plante Moran”) as its independent registered public accounting firm for the fiscal year ending December 31, 2022, subject to Plante Moran’s customary client acceptance procedures. The Company also reported that at the same meeting, the Audit Committee approved the dismissal of Ernst & Young LLP (“EY”) as independent registered public accounting firm of the Company effective as of the date of the filing of the quarterly report for the quarter ending June 30, 2022 (the “Q2 10-Q”).

The Company does not currently anticipate that the Q2 10-Q will be filed. Therefore, the Company’s dismissal of EY as its independent registered public accounting firm is effective as of the date of this Form 8-K/A.

The Company is also filing this amendment to the Original Form 8-K to report that, because of the Company’s previously reported voluntary petition under Chapter 11 of the United States Bankruptcy Code (please see the Company’s Form 8-K filed on December 11, 2022 for more information), Plante Moran will not be providing further audit or other services to the Company.

By letter dated February 6, 2023, Plante Moran has advised the Company that it is resigning as the Company’s independent audit firm, effective immediately.

Because Plante Moran never commenced a review or audit of the Company’s financial statements for any period, there were no reportable events or disagreements with Plante Moran on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company has provided Plante Moran with a copy of the disclosures it is making in this Form 8-K and requested that Plante Moran furnish the Company a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Plante Moran’s letter, dated February 16, 2023, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits	The following exhibit index lists the exhibits that are either filed or furnished with this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Plante Moran dated February 16, 2023

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDNAT HOLDING COMPANY

Date: February 16, 2023	By:	/s/ Richard Gaudet
	Name:	Richard Gaudet
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)